Operating Revenue by Geographic Location (Tables)	12 Months Ended
Dec. 31, 2022
Operating Revenue by Geographic Location
Schedule of operating revenue by geographic location

Operating revenue by geographic location of the customers for the years ended December 31, was as follows (in thousands):

Continent	2022	2021	2020
Australia—Asia	$482,769	$323,172	$203,991
Europe	507,293	338,124	242,704
America	3,282	28,209	14,899
Total Revenue	$993,344	$689,505	$461,594